UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): April 1, 2020

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:   508 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 2, 2020, Boston Scientific Corporation (the “Company”) issued a press release providing preliminary, unaudited sales estimates for the quarter ended March 31, 2020. The press release is furnished as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Reduction in Base Salary of Executive Officers

On April 2, 2020, the Company announced that, in light of the disruption and uncertainty created by the evolving COVID-19 pandemic and its anticipated impact on the Company’s operations, all of our executive officers, including our Chief Executive Officer, Chief Financial Officer, and our other named executive officers, will be taking a temporary reduction in base salary for up to 6 months. Our Chief Executive Officer, Michael Mahoney, will completely forgo his base salary, other than payments necessary to retain his benefits, resulting in a 99 percent reduction in his base salary. Our Chief Financial Officer, Daniel Brennan, and each of our other named executive officers, including, Kevin Ballinger, Joseph Fitzgerald, and Edward Mackey, will be taking a 50 percent reduction in base salary. These reductions in pay for our named executive officers will be effective as of April 13, 2020 and are expected to last for up to 6 months.

Reduction in Annual Cash Retainer for the Company’s Board of Directors

On April 1, 2020, in light of the disruption and uncertainty created by the evolving COVID-19 pandemic and its anticipated impact on the Company’s operations, the Board of Directors of the Company (the “Board”) determined that, for the one-year term beginning at the 2020 Annual Meeting of Stockholders, the annual cash retainer for each non-employee director serving on the Board will be temporarily reduced to 50 percent of the previously approved amount. The 50 percent payment will be made in 2021, no later than the 2021 Annual Meeting of Stockholders.  In the event that a non-employee director elected to receive equity in lieu of the annual cash retainer, as permitted under the Company’s non-employee director compensation program, such grant will occur in the ordinary course in connection with the 2020 Annual Meeting of Stockholders but will be reduced in value by 50 percent.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The April 2, 2020 press release furnished as Exhibit 99.1 hereto also discusses the disruption and uncertainty created by the evolving COVID-19 pandemic and its anticipated impact on the Company’s operations as well as certain of the proactive measures the Company has implemented or plans to implement to support communities, innovate to address critical needs, and mitigate the continuing financial and operational challenges resulting from the pandemic.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by Boston Scientific Corporation, dated April 2, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words such as “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aiming,” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our business plans and product performance and impact, and the impact of the COVID-19 outbreak on the Company’s results of operations.

For a further list and description of other important risks and uncertainties that may affect our future operations, see Part I, Item IA - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item IA - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter. We disclaim any intention or obligation or publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that affect the likelihood that actual results will differ from those contained in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date:	April 2, 2020	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel